                                                                  Exhibit 24.1


                               POWER OF ATTORNEY

                            MELLON BANK CORPORATION



Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik and William E. Marquis, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-4 or any other appropriate form or forms or to amend any currently filed registration statement or statements, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of the maximum number of shares of Mellon Bank Corporation's Common Stock to be issued pursuant to the Agreement and Plan or Reorganization dated as of March 17, 1997 by and between Mellon Bank Corporation and Buck Consultants, Inc. and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of April 15, 1997 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.


 /s/  Frank V. Cahouet                          /s/ Rotan E. Lee
-------------------------------------          --------------------------------
      Frank V. Cahouet, Director and                Rotan E. Lee, Director
      Principal Executive Officer



 /s/  Dwight L. Allison, Jr.                   /s/ Andew W. Mathieson
-------------------------------------          --------------------------------
      Dwight L. Allison, Jr. Director              Andrew W. Mathieson, Director



 /s/  Burton C. Borgelt                        /s/  Edward J. McAniff
-------------------------------------          --------------------------------
      Burton C. Borgelt, Director                   Edward J. McAniff, Director

  /s/  Carol R. Brown                          /s/  Robert Mehrabian
--------------------------------------       ----------------------------------
       Carol R. Brown, Director                     Robert Mehrabian, Director


/s/  J. W. Connolly                          /s/  Seward Prosser Mellon
--------------------------------------       ----------------------------------
     J. W. Connolly, Director                   Seward Prosser Mellon,  Director

  /s/  Charles A. Corry                         /s/  David S. Shapira
--------------------------------------       ----------------------------------
       Charles A. Corry, Director                    David S. Shapira, Director


  /s/  C. Frederick Fetterolf                  /s/  W. Keith Smith
--------------------------------------       ----------------------------------
       C. Frederick Fetterolf, Director             W. Keith Smith, Director


  /s/  Ira J. Gumberg                          /s/  Joab L. Thomas
--------------------------------------       ----------------------------------
       Ira J. Gumberg, Director                     Joab L. Thomas, Director


/s/  Pemberton Hutchinson                    /s/  Wesley W. von Schack
--------------------------------------       ----------------------------------
     Pemberton Hutchinson, Director               Wesley W. von Schack, Director

  /s/  George W. Johnstone                     /s/  William J. Young
--------------------------------------       ----------------------------------
       George W. Johnstone, Director                William J. Young, Director



                                      -2-